UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 14, 2011

EMERGENCY MEDICAL SERVICES CORPORATION

EMERGENCY MEDICAL SERVICES L.P.

(Exact name of each registrant as specified in its charter)

	001-32701	20-3738384
Delaware	333-127115	20-2076535
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Numbers)	Identification Nos.)

6200 S. Syracuse Way, Suite 200, Greenwood Village, Colorado	80111
(Address of principal executive offices)	(Zip Code)

(303) 495-1200
(Registrants’ telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01 Other Events.

On February 14, 2011, Emergency Medical Services Corporation (the “Company”) issued a press release announcing that the Company has entered into a definitive merger agreement pursuant to which an affiliate of Clayton, Dubilier & Rice, LLC formed to complete the merger will acquire the company (the “Merger”). Pursuant to the agreement, the Company’s Stockholders would receive, at the closing of the transaction, $64.00 per share in cash for each outstanding share of Class A common stock and Class B common stock and each LP Exchangeable Unit of the Company. A copy of the press release is attached hereto as Exhibit 99.1. Further details regarding the merger transaction will be reported in a separate Form 8-K filing.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press release of Emergency Medical Services Corporation, dated February 14, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGENCY MEDICAL SERVICES
CORPORATION
(Registrant)

February 14, 2011	By:	/s/ Craig Wilson
Craig Wilson
Senior Vice President and General Counsel

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGENCY MEDICAL SERVICES, L.P.
(Registrant)

By: Emergency Medical Services Corporation, its General Partner

February 14, 2011	By:	/s/ Craig Wilson
Craig Wilson
Senior Vice President and General Counsel

Exhibit Index

Exhibit Number	Description of Exhibit

99.1	Press release of Emergency Medical Services Corporation, dated February 14, 2011.